UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

XTERA COMMUNICATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37617	38-3394611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Bethany Drive, Suite 100 Allen, Texas		75013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 649-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pacific Western Bank

On May 31, 2016, Xtera Communications, Inc. (the “Company”), Azea Networks, Inc., Neovus, Inc. and Xtera Asia Holdings, LLC (collectively, the “Borrowers”), entered into a Fourth Amendment to Loan Agreement (the “PWB Amendment”), by and among the Borrowers and Pacific Western Bank (as successor in interest by merger to Square 1 Bank) which amends the Loan and Security Agreement (as amended, the “Credit Agreement”) dated January 16, 2015.

The PWB Amendment, among other things:

•	requires that all funds received by the Company be deposited directly to a lockbox account;
•	provides for an additional success fee of $100,000 upon the occurrence of certain fundamental company transactions;
•	modifies the Company’s financial covenant with respect to liquidity and modifies the dates by which the Company must deliver documentation relating to a fundraising alternative;
•	modifies certain reporting requirements; and
•	restricts any payment of principal on the Company’s subordinated debt.

Except as modified by the PWB Amendment, the remaining terms of the Credit Agreement remain in full force and effect.  The PWB Amendment is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the PWB Amendment is a summary and is qualified in its entirety by the terms of the PWB Amendment.

Horizon

Also on May 31, 2016, the Company entered into an Eighth Amendment to Venture Loan and Security Agreement (the “Horizon Amendment”), by and between the Company and Horizon Funding Trust 2013-1, as assignee of Horizon Technology Finance Corporation (as amended, the “Loan Agreement”), dated May 10, 2011.

The Horizon Amendment, among other things:

•	defers certain principal payments under the Loan Agreement;
•	requires the Company to pursue certain fundraising alternatives and deliver the related documentation;
•	modifies the maturity date of the Loan Agreement to July 31, 2016 and increases the final payment amounts due thereunder; and
•	amends the promissory notes under the Loan Agreement to reflect the updated payment terms and timing (collectively, the “Notes”).

Except as modified by the Horizon Amendment, the remaining terms of the Loan Agreement remain in full force and effect.  The Notes and the Horizon Amendment are filed as exhibits 4.1, 4.2 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the Notes and Horizon Amendment is a summary and is qualified in its entirety by the terms of the Notes and Horizon Amendment.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

Exhibit 4.1	Fourth Amended and Restated Secured Promissory Note (Loan A) by Xtera the Company.
Exhibit 4.2	Fourth Amended and Restated Secured Promissory Note (Loan B) by Xtera the Company.
Exhibit 10.1	Fourth Amendment to Loan Agreement dated May 31, 2016 by and among Pacific Western Bank, the Company, Azea Networks, Inc., Neovus, Inc. and Xtera Asia Holdings, LLC.
Exhibit 10.2	Eighth Amendment of Venture Loan and Security Agreement, dated as of May 31, 2016, by and between the Company and Horizon Funding Trust 2013-1, as assignee of Horizon Technology Finance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Xtera Communications, Inc.

Date: June 3, 2016	By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer and Secretary